UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951

(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 8, 2006, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal first quarter ended October 28, 2006. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached press release includes non-GAAP net income, non-GAAP net income per share data, non-GAAP shares used in net income per share calculation and non-GAAP inventory turns.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

The Registrant believes that the presentation of non-GAAP net income, non-GAAP net income per share data and non-GAAP shares used in net income per share calculation, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. In addition, the Registrant believes that the presentation of non-GAAP inventory turns provides useful information to investors and management regarding financial and business trends relating to inventory management based on the operating activities of the period presented.

For its internal budgeting process, the Registrant’s management uses financial statements that do not include employee share-based compensation expense, impact to cost of sales from purchase accounting adjustments to inventory, payroll tax on stock option exercises, compensation expense related to acquisitions and investments, in-process research and development, amortization of purchased intangible assets, significant gains and losses on publicly traded equity securities, and the income tax effects of the foregoing. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant.

As described above, the Registrant excludes the following items from one or more of its non-GAAP measures when applicable:

Employee share-based compensation expense. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS123(R). The Registrant excludes employee share-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Registrant does not believe are reflective of ongoing operating results. Further, as the Registrant applies SFAS 123(R), it believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations.

Impact to cost of sales from purchase accounting adjustments to inventory. This represents the amount of increase in inventory valuation resulting from the fair value adjustments required under purchase accounting for business combinations. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Payroll tax on stock option exercises. This amount is dependent on the Registrant’s stock price and the timing and exercise by employees of their stock options, over which management has virtually no control, and as such do not correlate to the Registrant’s operation of the business.

Compensation expense related to acquisitions and investments. This amount arises from the Registrant’s prior acquisitions and has no direct correlation to the operation of the Registrant’s business.

In-process research and development. The Registrant incurs in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Amortization of purchased intangible assets. The Registrant incurs amortization of purchased intangible assets in connection with acquisitions and investments. The Registrant excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Significant gains and losses on publicly traded equity securities. The Registrant does not actively trade public equity securities nor does it plan on these securities positions for funding of ongoing operations. The Registrant excludes significant gains and losses on publicly traded equity securities because this item is unrelated to the Registrant’s ongoing business and operating results.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

The Registrant will incur employee share-based compensation expense, payroll tax on stock option exercises, amortization of purchased intangible assets and compensation expense related to acquisitions and investments in future periods. Impact to cost of sales from purchase accounting adjustments to inventory, in-process research and development expenses, and significant gains and losses on publicly traded equity securities are each a function of underlying transactions, and the Registrant expects to engage in transactions of this nature in future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: November 8, 2006	By:	/s/ Dennis Powell
	Name: Title:	Dennis Powell Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated November 8, 2006, reporting the results of operations for the Registrant’s fiscal first quarter ended October 28, 2006.